ACM GOVERNMENT OPPORTUNITY FUND

ANNUAL REPORT
JULY 31, 1996

ALLIANCE
INVESTING WITHOUT THE MYSTERY.



LETTER TO SHAREHOLDERS                    ACM GOVERNMENT OPPORTUNITY FUND, INC.
_______________________________________________________________________________

September 23, 1996

Dear Shareholder:

ACM Government Opportunity Fund's primary investment objective is high current income, and its secondary objective is growth of capital. The Fund invests at least 65% of its total assets in U.S. Government and agency securities and has the flexibility to invest the remaining 35% in selected foreign government securities and dividend-paying equity securities. No more than 20% of its total assets may be invested in equity securities.

INVESTMENT RESULTS
For the twelve months ended July 31, 1996, ACM Government Opportunity Fund achieved a total return of 9.40% on a net asset value basis. From the initial public offering in August of 1988 through July 31, 1996, the Fund has provided shareholders with an average annual total return of 10.15% on a net asset value basis.

ECONOMIC REVIEW
After surviving an inventory scare in 1995, the U.S. economy bounced back early in 1996 in a relatively balanced and healthy condition. During the first quarter, real growth accelerated to 2.1%, while final demand increased by a healthy 3.3%. Moreover, consumer confidence improved, debt service burdens remained at manageable levels and February retail sales climbed 5% year-over-yeartheir best showing since last summer. February's shocking increase in payroll gains (+705,000) raised concerns over higher inflation, but the 12-month comparisons supported a soft economic landing. Over that period, payrolls were up 145,000 per month, employment rose 1.5% year-over-year, and hours worked increased 1.6% year-over-year.

The economic resurgence continued in the second quarter, led by a rapidly improving labor market. Employment gains averaged 265,000 per month, and total hours worked climbed by an annualized 5.6%. Consumer confidence remained elevated, and real household spending continued to grow at a healthy clip. These factors combined to produce overall Gross Domestic Product (GDP) growth of 4.8% for the second quarter.

In the spring, higher food and energy prices caused inflation to rise. However, the less volatile "core" rate of inflation, estimated at 2.7%, hovered near a 30-year low. Although the Federal Reserve has been in a holding pattern since January, recent intensification of inflationary pressures near the end of the period pushed the Fed closer to a preemptive tightening position.

BOND MARKET REVIEW
Bonds performed much better during the first half of the period than they did in the second half of the period.

In the first six months, the U.S. bond market enjoyed a sustained broad-based rally, thanks largely to lower interest rates. In this environment, corporate and high yield securities outperformed Treasury securities and mortgage obligations, with all sectors registering strong positive investment results. Across all major sectors of the U.S. fixed income market, longer-duration securities outperformed shorter-duration issues as interest rates for all maturities declined.

In the second half of the period, concerns over the economy gaining strength kept bond prices under pressure. These concerns were ignited by the release of the surprising employment gains in February. In this environment, Treasury securities showed a negative return, but mortgages posted a modest gain as prepayment expectations stabilized. Shorter-duration securities outperformed longer-duration securities as interest rates for all maturities increased. Outside the U.S., economic conditions in Europe and gradually improving economies in Latin America helped support raising debt prices in both of these markets.

EQUITY INVESTMENT REVIEW
The stock market finished 1995 strongly, with the Dow Jones Industrial Average and the Standard & Poor's 500 stock index up more than one-third from their levels on January 1, 1995. The gains were largely due to strong corporate profits and lower interest rates. Corporate profits consistently exceeded expectations as companies benefited from economic expansion and major cost cutting initiatives. Other developments that helped the market included: accelerating free cash flow, which supported share repurchase programs, a record level of merger and acquisition activity and a record $120 billion net inflow into U.S. equity mutual funds.


1



                                          ACM GOVERNMENT OPPORTUNITY FUND, INC.
_______________________________________________________________________________

The stock market continued to rally at the start of 1996, but inflationary worries beginning in February, brought on by surprising economic strength, kept stocks from continuing their upward surge for the remainder of the period. In this uncertain environment, we focused on reasonably priced growth stocks. The portfolio remained well diversified to both industry and economic categories. We have maintained the maximum commitment to the U.S. equity markets contemplated by the Fund's investment policies. We also retained some international exposure.

INVESTMENT OUTLOOK
During the second half of 1996, we believe the U.S. economy will slow. Our forecast calls for Gross Domestic Product growth of 2% to 2.5% in the final six months of this year. In our view, such a growth path would not prompt an increase in interest rates by the Federal Reserve. However, if the economy does not show consistent signs of slowing, the Fed is likely to tighten monetary policy.

Given our economic outlook, we anticipate a fairly stable interest rate environment. Interest rates should not move much outside a plus or minus 25-basis point range from current levels. In this environment, a moderate shift away from Treasury securities and into mortgage-backed issues should be expected. In addition, we would anticipate continued exposure in non-U.S. bond markets.

Outside the U.S., we remain optimistic on emerging and developed market debt securities. Moderate economic growth in the U.S., stable inflation and relatively steady bond prices provide a highly favorable environment for this fixed income market segment. In the developed foreign market, continued focus by policymakers on fiscal issues should support additional gains in debt prices. Our positive outlook for the U.S. and overseas bond markets coincides with our sense that U.S. equity valuation levels have attained unprecedented heights. As a consequence, equity dividend levels have fallen significantly, making equities less attractive for an income oriented fund. We therefore are substantially reducing our equity weighting in favor of fixed income.

Thank you for your continued interest and investment in ACM Government Opportunity Fund. We look forward to reporting its progress to you in the coming months.

Sincerely,

John D. Carifa
Chairman and President

Wayne D. Lyski
Senior Vice President


2



PORTFOLIO OF INVESTMENTS
JULY 31, 1996                             ACM GOVERNMENT OPPORTUNITY FUND, INC.
_______________________________________________________________________________

                                              SHARES OR
                                              PRINCIPAL
                                                AMOUNT
                                                 (000)       U.S. $VALUE
-------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS77.6%
U.S. TREASURY SECURITIES70.2%
U.S. Treasury Bonds
  7.125%, 2/15/23 (a)                       US$   5,110      $ 5,132,356
  10.75%, 8/15/05 (a)                             7,500        9,478,125
  12.75%, 11/15/10                                3,250        4,540,855
  14.00%, 11/15/11 (a)                            7,000       10,611,552
U.S. Treasury Notes
  6.125%, 7/31/00 (a)                            11,900       11,732,638
  6.125%, 9/30/00                                 6,000        5,915,616
  7.875%, 11/15/04 (a)                           10,000       10,706,250
U.S. Treasury Strips
  Zero coupon, 11/15/09 (a)                       6,000        2,383,362
  Zero coupon, 2/15/15                           47,765       12,848,307

Total U.S. Treasury Securities
  (cost $74,532,772)                                          73,349,061

FEDERAL AGENCY SECURITIES7.4%
Federal National Mortgage Association
  Zero coupon, 10/09/19                          12,100        2,227,247
Student Loan Marketing Association
  15.00%, 9/17/96                                 5,490        5,553,267

Total Federal Agency Securities
  (cost $8,202,035)                                            7,780,514

Total U.S. Government and Agency
  Obligations (cost $82,734,807)                              81,129,575

COMMON STOCKS24.7%
TECHNOLOGY4.8%
Atmel Corp. (b)                                   6,000          165,750
cisco Systems, Inc.(b)                           12,500          646,875
Compaq Computer Corp.(b)                         10,000          547,500
Electronic Data Systems Corp.                     8,000          423,000
First Data Corp.                                  4,000          310,500
Informix Corp. (b)                                8,000          174,500
Intel Corp.                                      12,000          901,500
Microsoft Corp.(b)                                3,000          353,625
Oracle Corp. (b)                                 21,000          821,625
Seagate Technology, Inc. (b)                      3,000          145,125
Solectron Corp. (b)                               9,000          283,500
3 Com Corp. (b)                                   5,000          196,875
                                                             ------------
                                                               4,970,375

CONSUMER STAPLES4.0%
Gillette Co.                                     12,800          814,400
McDonald's Corp.                                  9,500          440,562
Nabisco Holdings Corp. Class A                    8,000          270,000
PepsiCo, Inc.                                    28,000          885,500
Philip Morris Cos., Inc.                         11,000        1,150,875
Procter & Gamble Co.                              6,500          580,937
                                                             ------------
                                                               4,142,274

FINANCIAL SERVICES3.5%
American International Group, Inc.                6,000          564,750
Chase Manhattan Corp.                             5,200          361,400
Federal National Mortgage Association            16,000          508,000
First Union Corp.                                 6,000          381,000
General Re Corp.                                  2,000          293,500
Legg Mason, Inc.                                  9,788          278,958
Merrill Lynch & Company, Inc.                     2,000          120,750
The PMI Group, Inc.                               7,000          332,500
The Travelers Group, Inc.                        20,000          845,000
                                                             ------------
                                                               3,685,858

HEALTHCARE2.8%
ASTRA, AB Series B                               10,000          412,387
Baxter International, Inc.                        3,000          124,875
Boston Scientific Corp. (b)                       3,000          143,250
Columbia/HCA Healthcare                           6,000          307,500
Health Care Property Investments, Inc.            6,000          202,500
Merck & Co., Inc.                                12,500          803,125
Pfizer, Inc.                                      5,500          384,313
Schering-Plough Corp.                             6,000          330,750
United Healthcare Corp.                           8,000          270,000
                                                             ------------
                                                               2,978,700

TELECOMMUNICATIONS & MULTIMEDIA1.7%
Airtouch Communications (b)                       9,000          247,500
AT&T Corp.                                       15,500          807,937
Cox Communications, Inc., Class A                14,000          266,000
Tele-Communications Liberty Media (b)            11,000          242,000
Tele-Communications TCI Class A (b)              16,300          232,275
                                                             ------------
                                                               1,795,712


3



PORTFOLIO OF INVESTMENTS (CONTINUED)      ACM GOVERNMENT OPPORTUNITY FUND, INC.
_______________________________________________________________________________

                                                 SHARES      U.S. $VALUE
-------------------------------------------------------------------------
LEISURE & ENTERTAINMENT1.5%
Carnival Corp. Class A                           10,000      $   268,750
Eastman Kodak Co.                                 4,500          335,813
ITT Corp. (b)                                     5,000          283,750
La Quinta Inns, Inc.                             12,000          219,000
Walt Disney Co.                                   8,000          445,000
                                                             ------------
                                                               1,552,313

CAPITAL GOODS1.4%
Allied Signal, Inc.                              10,000          587,500
General Electric Co.                             11,000          906,125
                                                             ------------
                                                               1,493,625

RETAIL1.3%
Autozone, Inc. (b)                               10,000          288,750
Federated Department Stores, Inc. (b)            11,000          332,750
Home Depot, Inc.                                  8,000          404,000
Kroger Co.                                        6,000          226,500
Lowe's Companies, Inc.                            4,000          130,500
                                                             ------------
                                                               1,382,500

CHEMICALS1.1%
Monsanto Co.                                     25,000          781,250
Morton International, Inc.                       10,000          360,000
                                                             ------------
                                                               1,141,250

ENERGY0.8%
Mobil Corp.                                       3,000          331,125
Schlumberger, LTD.                                2,000          160,000
Texaco, Inc.                                      4,000          340,000
                                                             ------------
                                                                 831,125

BASIC INDUSTRIES0.7%
Aluminum Company of America                       3,000          174,000
Crown Cork & Seal Co., Inc.                       5,000          222,500
Plum Creek Timber Co., L.P.                      15,000          363,750
                                                             ------------
                                                                 760,250

BIOTECHNOLOGY0.4%
Amgen, Inc. (b)                                   7,500          409,688


                                              SHARES OR
                                              PRINCIPAL
                                                AMOUNT
                                                 (000)       U.S. $VALUE
-------------------------------------------------------------------------
TRANSPORTATION0.3%
Burlington Northern Santa Fe                      4,500      $   354,938

AEROSPACE0.2%
Boeing Co.                                        2,500          221,250

AIRLINES0.2%
Northwest Airlines Corp. Class A (b)              4,600          169,050

Total Common Stocks
  (cost $19,969,376)                                          25,888,908

CONVERTIBLE PREFERRED STOCK0.3%
Penncorp, $3.375
  (cost $261,240)                                 4,000          270,500

FOREIGN SECURITIES7.3%
AUSTRALIA4.9%
Australian Government, 10.00%, 10/15/07
  (cost $5,186,528)                         AU$   6,000        5,125,260

CANADA2.4%
Canadian Government, 7.00%, 12/01/06
  (cost $2,410,680)                         CA$   3,500        2,437,277

Total Foreign Securities
  (cost $7,597,208)                                            7,562,537

TIME DEPOSITS0.7%
Bank of New York 5.0625%, 8/01/96
  (cost $725,000)                           US$     725          725,000

TOTAL INVESTMENTS110.6%
  (cost $111,287,631)                                        115,576,520
Other assets less liabilities(10.6%)                         (11,030,121)

NET ASSETS100%                                              $104,546,399


(a) Security, or portion thereof, has been segregated to collateralize forward exchange currency contracts. Total value of segregated securities amounted to $40,219,757 at July 31, 1996.

(b)  Non-income producing.

See notes to financial statements.


4



STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 1996                             ACM GOVERNMENT OPPORTUNITY FUND, INC.
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $111,287,631)         $115,576,520
  Receivable for investment securities sold                          2,501,402
  Dividends and interest receivable                                  1,625,177
  Other assets                                                          11,084
  Total assets                                                     119,714,183

LIABILITIES
  Due to custodian                                                      21,494
  Payable for investment securities purchased                       14,908,579
  Advisory fee payable                                                  65,235
  Unrealized depreciation of forward exchange currency contracts        20,990
  Administration fee payable                                            13,047
  Accrued expenses and other liabilities                               138,439
  Total liabilities                                                 15,167,784

NET ASSETS                                                        $104,546,399

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $    130,719
  Additional paid-in capital                                       112,861,429
  Undistributed net investment income                                  175,598
  Accumulated net realized loss                                    (12,842,315)
  Net unrealized appreciation on investments and foreign
    currency denominated assets and liabilities                      4,220,968
                                                                  $104,546,399

NET ASSET VALUE PER SHARE(based on 13,071,872 shares outstanding)        $8.00


See notes to financial statements.


5



STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 1996                  ACM GOVERNMENT OPPORTUNITY FUND, INC.
_______________________________________________________________________________

INVESTMENT INCOME
  Interest(net of foreign withholding taxes of $1,570)  $7,832,679
  Dividends(net of foreign withholding taxes of $3,224)    416,329  $8,249,008

EXPENSES
  Advisory fee                                             804,192
  Administrative fee                                       160,838
  Custodian                                                107,934
  Transfer agency                                           99,692
  Audit and legal                                           87,477
  Directors' fees                                           30,147
  Registration                                              25,831
  Printing                                                  21,584
  Miscellaneous                                             29,963
  Total expenses                                                     1,367,658
  Net investment income                                              6,881,350

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY
  Net realized gain (loss) on:
    Investment transactions                                            (93,052)
    Options written                                                     22,800
    Foreign currency transactions                                    1,623,386
  Net change in unrealized appreciation of:
    Investments                                                         21,872
    Foreign currency denominated assets and liabilities                146,429
  Net gain on investments                                            1,721,435

NET INCREASE IN NET ASSETS FROM OPERATIONS                          $8,602,785


See notes to financial statements.


6



STATEMENTS OF CHANGES IN NET ASSETS       ACM GOVERNMENT OPPORTUNITY FUND, INC.
_______________________________________________________________________________

                                                     YEAR ENDED     YEAR ENDED
                                                      JULY 31,       JULY 31,
                                                        1996           1995
                                                   -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                             $ 6,881,350   $  7,684,277
  Net realized gain (loss) on investments, options
    written and foreign currency transactions         1,553,134     (7,294,317)
  Net change in unrealized appreciation of
    investments and foreign currency denominated
    assets and liabilities                              168,301      7,380,407
  Net increase in net assets from operations          8,602,785      7,770,367

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                              (7,290,617)    (6,304,236)
  Tax return of capital distribution                   (323,758)    (4,054,223)

COMMON STOCK TRANSACTIONS
  Reinvestment of dividends resulting in the
    issuance of common stock                                 -0-       316,508
  Total increase (decrease)                             988,410     (2,271,584)

NET ASSETS
  Beginning of year                                 103,557,989    105,829,573
  End of year (including undistributed net
   investment income of $175,598 at July 31,1996)  $104,546,399   $103,557,989


See notes to financial statements.


7



NOTES TO FINANCIAL STATEMENTS
JULY 31, 1996                             ACM GOVERNMENT OPPORTUNITY FUND, INC.
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
ACM Government Opportunity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a non-diversified closed-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Listed securities not traded and securities traded in the over-the-counter market, including listed debt securities whose primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked price provided by the principle market makers. The U.S. dollar value of forward exchange currency contracts is determined using forward currency exchange rates supplied by a quotation service. Options are valued at market value or fair value using methods determined by the Board of Directors. Securities for which market quotations are not readily available and illiquid securities which are subject to limitations as to their resale are valued in good faith, at fair value, using methods determined by the Board of Directors. Readily marketable fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by Alliance Capital Management L.P. (the "Adviser") to reflect the fair value of such securities. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

2. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provision for federal income or excise taxes are required. Foreign taxes have been provided for on interest income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income.

3. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on a trade date basis. Security gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

4. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign securities, closed forward exchange currency contracts, holding of foreign currencies, exchange gains and losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation on investments and foreign currency denominated assets and liabilities.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

6. RECLASSIFICATION OF COMPONENTS OF NET ASSETS
As of July 31, 1996 the Fund reclassified certain components of net assets. The reclassifications resulted in a net decrease to accumulated net realized loss of $1,721,722 and net increase to undistributed net investment income and additional paid-in capital of $1,250,991 and $470,731 respectively. These reclassifications were the result of permanent book to tax differences, primarily resulting from tax return of capital distributions and foreign currency gains. Net assets were not affected by the change.


8



                                          ACM GOVERNMENT OPPORTUNITY FUND, INC.
_______________________________________________________________________________

NOTE B: ADVISORY, ADMINISTRATIVE FEES AND OTHER AFFILIATED TRANSACTIONS
Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P., (the "Adviser"), a fee at an annualized rate of .75 of 1% of the Fund's average weekly net assets.

The Fund entered into a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc., ("AFS"), whereby the Fund reimburses AFS for costs related to servicing calls for the Fund. The Fund paid AFS $3,924 relating to such servicing for the year ended July 31, 1996.

Under the terms of an Administrative Agreement, the Fund pays Alliance Capital Management L.P., a monthly fee equal to the annualized rate of .15 of 1% of the Fund's average weekly net assets.

Brokerage commissions paid for the year ended July 31, 1996 on securities transactions amounted to $36,922, none of which was paid to affiliated brokers.

NOTE C: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments, options, and U.S. government obligations) aggregated $142,833,654 and $151,063,525, respectively, for the year ended July 31, 1996.

At July 31, 1996, the cost of investments for federal income tax purposes was $114,349,488. Accordingly, gross unrealized appreciation of investments was $6,980,386 and gross unrealized depreciation of investments was $5,753,354 resulting in net unrealized appreciation of $1,227,032 (excluding foreign currency). For federal income tax purposes, the Fund had a capital loss carryforward at July 31, 1996 of $9,780,458 which $6,024,225 will expire in 2003 and $3,756,233 will expire in 2004.

1. FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or securities in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.


9



NOTES TO FINANCIAL STATEMENTS (CONT.)     ACM GOVERNMENT OPPORTUNITY FUND, INC.
_______________________________________________________________________________

At July 31, 1996, the Fund had outstanding forward exchange currency contracts as follows:

                                                  CONTRACT      VALUE ON        U.S. $        UNREALIZED
                                                   AMOUNT     ORIGINATION       CURRENT      APPRECIATION
                                                   (000)          DATE           VALUE      (DEPRECIATION)
                                                 ---------    -----------    -----------    --------------
FOREIGN CURRENCY BUY CONTRACTS
Australian Dollar, expiring 8/14/96                  5,500    $ 4,336,550    $ 4,320,910      $ (15,640)
Canadian Dollar, expiring 8/12/96-8/22/96            6,225      4,539,860      4,529,484        (10,376)
German Deutsche Marks, expiring 8/5/96-8/13/96       9,000      6,046,619      6,079,788         33,169
Italian Lira, expiring 8/5/96                    2,608,375      1,671,628      1,703,112         31,484
New Zealand Dollar, expiring 8/14/96                 8,500      5,786,325      5,906,990        120,665
Spanish Peseta, expiring 8/13/96                   921,925      7,148,025      7,302,752        154,727
United Kingdom Pound Sterling,
  expiring 8/5/96-8/19/96                            2,250      3,492,405      3,498,375          5,970

FOREIGN CURRENCY SALE CONTRACTS
Australian Dollar, expiring 8/1/96-8/14/96           4,500    $ 3,567,040    $ 3,535,290      $  31,750
Canadian Dollar, expiring 8/12/96-8/13/96            9,575      7,020,408      6,966,845         53,563
German Deutsche Marks, expiring 8/5/96-8/23/96      21,500     14,109,388     14,515,370       (405,982)
Italian Lira, expiring 8/5/96                    2,608,375      1,695,721      1,703,112         (7,391)
Japanese Yen, expiring 10/2/96                     250,000      2,360,272      2,360,250             22
New Zealand Dollar, expiring 8/14/96                 8,500      5,877,495      5,906,990        (29,495)
Spanish Peseta, expiring 8/13/96                   554,620      4,405,145      4,396,491          8,654
United Kingdom Pound Sterling,
  expiring 8/5/96-8/19/96                            2,250      3,506,265      3,498,375          7,890
                                                                                              ----------
                                                                                              $ (20,990)


10



                                          ACM GOVERNMENT OPPORTUNITY FUND, INC.
_______________________________________________________________________________

2. OPTIONS TRANSACTIONS
For hedging purposes, the Fund purchases and writes (sells) put and call options on foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a currency at a price different from the current market value.

Transactions in options written for the year ended July 31, 1996 were as follows:

                                         NUMBER OF
                                         CONTRACTS    PREMIUM
                                         ---------   ---------
Options outstanding atbeginning of year     -0-      $     -0-
Options written                              2         22,800
Options expired                             (2)       (22,800)
Options outstanding at July 31, 1996        -0-      $     -0-


NOTE D: CAPITAL STOCK
There are 300,000,000 shares of $.01 par value common stock authorized, of which 13,071,872 shares were outstanding at July 31, 1996. During the year ended July 31, 1996, the Fund did not issue shares in connection with the dividend reinvestment plan. During the year ended July 31, 1995, the Fund issued 43,657 shares in connection with the Funds' dividend reinvestment plan.


11



FINANCIAL HIGHLIGHTS                      ACM GOVERNMENT OPPORTUNITY FUND, INC.
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                  YEAR ENDED JULY 31,
                                            -----------------------------------------------------------
                                                1996        1995        1994        1993        1992
                                            ----------  ----------  ----------  ----------  -----------
Net asset value, beginning of year             $7.92       $8.12       $9.92       $9.66       $9.02

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .53         .59         .68         .79         .69
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                   .13          -0-       (.89)        .68         .89
Net increase (decrease) in net asset
  value from operations                          .66         .59        (.21)       1.47        1.58

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.56)       (.48)       (.68)       (.80)       (.90)
Distributions from net realized gains             -0-         -0-       (.61)       (.41)       (.04)
Tax return of capital distribution              (.02)       (.31)       (.30)         -0-         -0-
Total dividends and distributions               (.58)       (.79)      (1.59)      (1.21)       (.94)
Net asset value, end of year                   $8.00       $7.92       $8.12       $9.92       $9.66
Market value, end of year                      $7.00       $7.50       $8.125      $9.875      $9.75

TOTAL RETURN
Total investment return based on: (a)
  Market value                                  1.08%       2.85%      (2.66)%     14.94%      14.84%
  Net asset value                               9.40%       8.67%      (3.16)%     16.30%      18.26%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $104,546    $103,558    $105,830    $122,500    $115,831
Ratio of expenses to average net assets         1.28%       1.18%       1.20%       1.19%       1.22%
Ratio of net investment income to
  average net assets                            6.42%       7.62%       7.50%       8.27%       7.31%
Portfolio turnover rate                          375%        228%        297%        588%        505%


(a) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years.


12



REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                      ACM GOVERNMENT OPPORTUNITY FUND, INC.
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ACM GOVERNMENT OPPORTUNITY FUND, INC.

We have audited the accompanying statement of assets and liabilities of ACM Government Opportunity Fund, Inc., including the portfolio of investments, as of July 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACM Government Opportunity Fund, Inc. at July 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

Ernst &Young LLP
New York, New York
September 12, 1996


13



ADDITIONAL INFORMATION                    ACM GOVERNMENT OPPORTUNITY FUND, INC.
_______________________________________________________________________________

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. First Data Investor Services Group, Inc. (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at First Data Investor Services Group, Inc., P.O. Box 1376, Boston, Massachusetts 02104.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Wayne D. Lyski, the President of the Fund.


14



                                          ACM GOVERNMENT OPPORTUNITY FUND, INC.
_______________________________________________________________________________

SUPPLEMENTAL PROXY INFORMATION
The Annual Meeting of Shareholders of the ACMGovernment Opportunity Fund, Inc. was held on Friday, May 24, 1996. The description of each proposal and number of shares voted at the meeting are as follows:

                                                     SHARES     SHARES VOTED
                                                   VOTED FOR  WITHOUT AUTHORITY
-------------------------------------------------------------------------------
1. To elect directors: Class One Directors
                       (term expires in 1998)
                       David H. Dievler           11,115,023        264,169
                       James M. Hester            11,098,976        280,216
                       The Hon. James D. Hodgson  11,089,704        289,488


                                            SHARES       SHARES    SHARES VOTED
                                          VOTED FOR  VOTED AGAINST    ABSTAIN
-------------------------------------------------------------------------------
2. To ratify the selection of Ernst
   &Young LLP as the Fund's independent
   auditors for the Fund's fiscal year
   ending July 31, 1996                  11,119,771      74,967       184,454


15



                                          ACM GOVERNMENT OPPORTUNITY FUND, INC.
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK
DAVID H. DIEVLER
JAMES R. GREENE
DR. JAMES M. HESTER
HON. JAMES D. HODGSON
CLIFFORD L. MICHEL
ROBERT C. WHITE
DONALD J. ROBINSON

OFFICERS
WAYNE D. LYSKI, SENIOR VICE PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
BRUCE W. CALVERT, SENIOR VICE PRESIDENT
THOMAS PERKINS, SENIOR VICE PRESIDENT
PAUL J. DENOON, VICE PRESIDENT
THOMAS BARDONG, VICE PRESIDENT
DANIEL J. PANKER, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
JOSEPH J. MANTINEO, CONTROLLER

ADMINISTRATOR
ALLIANCE CAPITAL MANAGEMENT L.P.
1345 Avenue of the Americas
New York, NY 10105

DIVIDEND PAYING AGENT, TRANSFER
AGENT AND REGISTRAR
FIRST DATA INVESTOR SERVICES GROUP, INC.
(formerly The Shareholder Services Group, Inc.)
53 State Street
Boston, MA 02109

CUSTODIAN
BANK OF NEW YORK
48 Wall Street
New York, New York 10286
INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.
This report, including the financial statements herein, is transmitted to the shareholders of ACM Government Opportunity Fund, Inc., for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.



16



ACM GOVERNMENT OPPORTUNITY FUND, INC.
Summary of General Information

THE FUND
ACM Government Opportunity Fund, Inc. is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks to provide high current income. Its secondary objective is capital appreciation. The Fund invests principally in U.S. Government obligations. The Fund also has the flexibility to invest its assets in securities of selected foreign governments (maximum 35%) and equity securities (maximum 20%). Additionally, the Fund may use certain other investment techniques, including options and futures contracts. The investment advisor of the Fund is Alliance Capital Management L.P.

SHAREHOLDER INFORMATION
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of newspapers each day, under the designation "ACM OppFd". The Fund's NYSE trading symbol is "AOF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES and each Saturday in BARRON'S and other newspapers in a table called "Closed-End Bond Funds." Additional information about the Fund is available by calling 1-800-221-5672.

DIVIDEND REINVESTMENT PLAN
A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains in additional Fund Shares. For a copy of the Plan Brochure, please write to the Plan Agent, First Data Investor Services Group, Inc., P.O. Box 1376, Boston, MA 02104.


ACM GOVERNMENT OPPORTUNITY FUND, INC.
1345 Avenue of the Americas
New York, New York 10105

ALLIANCECAPITAL
INVESTING WITHOUT THE MYSTERY.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

OPPAR